================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 14, 1997


Commission File Number: 1-6828                 Commission File Number: 1-7959

       STARWOOD LODGING                               STARWOOD LODGING
            TRUST                                       CORPORATION

 (Exact name of registrant as                   (Exact name of registrant as
   specified in its charter)                     specified in its charter)

            Maryland                                      Maryland
  (State or other jurisdiction                  (State or other jurisdiction
of incorporation or organization)            of incorporation or organization)

           52-0901263                                    52-1193298
(I.R.S. employer identification no.)        (I.R.S. employer identification no.)

2231 East Camelback Road, Suite 410         2231 East Camelback Road, Suite 400
      Phoenix, Arizona 85016                       Phoenix, Arizona 85016
  (Address of principal executive             (Address of principal executive
    offices, including zip code)                offices, including zip code)

        (602) 852-3900                                 (602) 852-3900
 (Registrant's telephone number,              (Registrant's telephone number,
      including area code)                          including area code)

================================================================================

--------------------------------------------------------------------------------

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

        On February 14, 1997, Starwood Lodging Trust (the "Trust") and Starwood Lodging Corporation (the "Corporation" and, together with the Trust, the "Company"), whose shares are paired and trade together as a unit (NYSE:HOT), completed the transaction involving the acquisition of HEI Hotels, L.L.C. ("HEI"), and a portfolio of hotels owned by HEI and PRISA II, an institutional real estate investment fund managed by Prudential Real Estate Investors, which was previously reported on the Company's Current Report on Form 8-K dated February 10, 1997 (the "HEI Acquisition"). Effective upon the closing of the HEI Acquisition, Gary M. Mendell, President and Chief Executive Officer of HEI, became the President and a Trustee of the Trust, and Roger S. Pratt, portfolio manager of PRISA II, became a Trustee of the Trust.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Previously filed. See the Company's Current Report on Form 8-K dated February 10, 1997.

        (b) PRO FORMA FINANCIAL INFORMATION. Previously filed. See the Company's Current Report on Form 8-K dated February 10, 1997.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

        STARWOOD LODGING TRUST                STARWOOD LODGING CORPORATION



By:     /s/ Ronald C. Brown             By:     /s/ Alan M. Schnaid
        --------------------------              ----------------------------
        Ronald C. Brown                         Alan M. Schnaid
        Senior Vice President and               Vice President and
        Chief Financial Officer                 Corporate Controller


Date:  February 18, 1997